UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-05715

                              The Gabelli Convertible and Income Securities Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                      Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                              Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Convertible and Income

Securities Fund Inc.

Semiannual Report — June 30, 2020

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Thomas H. Dinsmore, CFA	Jane D. O’Keeffe	James A. Dinsmore, CFA
Chief Investment Officer	Portfolio Manager	Portfolio Manager	Portfolio Manager
	BS, Wharton School,	BA, University of	BA, Cornell University
	University of Pennsylvania	New Hampshire	MBA, Rutgers University
To Our Stockholders,	MA, Fairleigh Dickinson University

For the six months ended June 30, 2020, the net asset value (NAV) total return of The Gabelli Convertible and Income Securities Fund Inc. was (0.2)%, compared with a total return of 7.5% for the Bloomberg Barclays Government/Credit Bond Index. The total return for the Fund’s publicly traded shares was (8.0)%. The Fund’s NAV per share was $5.39, while the price of the publicly traded shares closed at $5.12 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2020.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual stockholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive stockholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through June 30, 2020 (a) (Unaudited)						Since
						Inception
	Year to Date	1 Year	5 Year	10 Year	15 Year	(07/03/89)
Gabelli Convertible and Income Securities Fund (GCV)
NAV Total Return (b)	(0.20)%	9.23%	7.23%	8.46%	6.36%	6.94%
Investment Total Return (c)	(8.03)	9.51	7.67	8.60	4.96	6.33(d)
Bloomberg Barclays Government/Credit Bond Index	7.46	10.26	4.79	4.12	4.49	N/A(e)
Lipper Convertible Securities Fund Average	10.17	16.93	8.84	9.94	7.82	8.50(f)

(a)  Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)  Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.

(c)  Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25 on March 31, 1995.

(d)  Since inception return is from March 31, 1995 when the Fund converted to closed-end status; before this date, the Fund had no operating history on the NYSE.

(e)  The Bloomberg Barclays Government/Credit Bond Index inception date is January 29, 1999.

(f) From June 30, 1989, the date closest to the Fund’s inception for which data are available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2020:

The Gabelli Convertible and Income Securities Fund Inc.

Computer Software and Services	25.0%
Health Care	16.1%
Energy and Utilities	8.9%
Telecommunications	7.0%
U.S. Government Obligations	5.7%
Real Estate Investment Trusts	5.6%
Financial Services	5.2%
Communications Equipment	3.2%
Semiconductors	2.8%
Aerospace	2.4%
Business Services	2.1%
Consumer Services	2.0%
Diversified Industrial	2.0%
Wireless Communications	1.8%

Consumer Products	1.7%
Electronics	1.4%
Automotive: Parts and Accessories	1.4%
Cable and Satellite	1.4%
Transportation	0.8%
Retail	0.8%
Equipment and Supplies	0.7%
Airlines	0.5%
Broadcasting	0.5%
Hotels and Gaming	0.4%
Food and Beverage	0.4%
Computer Hardware	0.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each year on Form N-PORT. Stockholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 5, 2020, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments — June 30, 2020 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 64.6%
	Aerospace — 2.4%
$1,000,000	Aerojet Rocketdyne Holdings Inc., 2.250%, 12/15/23	$1,023,838	$1,603,495
1,713,000	Kaman Corp., 3.250%, 05/01/24	1,779,233	1,645,934

		2,803,071	3,249,429

	Airlines — 0.5%
570,000	Southwest Airlines Co., 1.250%, 05/01/25	587,747	687,438

	Broadcasting — 0.5%
588,000	Liberty Media Corp.-Liberty Formula One, 1.000%, 01/30/23	602,860	640,531

	Business Services — 2.1%
860,000	2U Inc., 2.250%, 05/01/25(a)	849,110	1,284,377
1,350,000	Perficient Inc., 2.375%, 09/15/23	1,303,121	1,576,468

		2,152,231	2,860,845

	Cable and Satellite — 1.4%
2,000,000	DISH Network Corp., 3.375%, 08/15/26	2,008,885	1,842,229

	Communications Equipment — 1.6%
2,210,000	InterDigital Inc., 2.000%, 06/01/24	2,202,700	2,197,513

	Computer Software and Services — 23.6%
1,015,000	8x8 Inc., 0.500%, 02/01/24	1,038,831	913,100
500,000	Bandwidth Inc., 0.250%, 03/01/26(a)	504,438	747,600
500,000	Blackline Inc., 0.125%, 08/01/24(a)	500,746	638,867
425,000	Cloudflare Inc., 0.750%, 05/15/25(a)	425,000	514,250
	Coupa Software Inc.,
705,000	0.125%, 06/15/25	723,851	1,285,071
900,000	0.375%, 06/15/26(a)	897,487	1,043,785
1,500,000	CSG Systems International Inc., 4.250%, 03/15/36	1,511,507	1,532,100
745,000	CyberArk Software Ltd., Zero Coupon, 11/15/24(a)	753,661	696,553
655,000	Datadog Inc., 0.125%, 06/15/25(a)	670,696	776,537
1,025,000	Everbridge Inc., 0.125%, 12/15/24(a)	1,035,771	1,395,386
1,500,000	Evolent Health Inc., 1.500%, 10/15/25	1,367,346	950,625

Principal Amount		Cost	Market Value
$756,000	GDS Holdings Ltd., 2.000%, 06/01/25	$609,331	$1,219,772
330,000	HubSpot Inc., 0.375%, 06/01/25(a)	341,918	353,925
935,000	i3 Verticals LLC, 1.000%, 02/15/25(a)	876,391	893,237
620,000	LivePerson Inc., 0.750%, 03/01/24	623,569	770,102
1,500,000	Match Group Financeco 3 Inc., 2.000%, 01/15/30(a)	1,504,079	1,947,772
1,250,000	MercadoLibre Inc., 2.000%, 08/15/28	1,225,136	2,863,141
165,000	Nice Systems Inc., 1.250%, 01/15/24	169,747	377,799
1,500,000	Okta Inc., 0.125%, 09/01/25(a)	1,430,898	1,861,737
1,515,000	Pluralsight Inc., 0.375%, 03/01/24	1,371,691	1,345,070
1,565,000	Proofpoint Inc., 0.250%, 08/15/24(a)	1,627,668	1,540,562
1,000,000	PROS Holdings Inc., 1.000%, 05/15/24(a)	1,211,157	970,490
1,165,000	Q2 Holdings Inc., 0.750%, 06/01/26	1,188,051	1,328,713
1,000,000	RealPage Inc., 1.500%, 05/15/25	1,085,939	1,080,222
	Splunk Inc.,
1,000,000	1.125%, 09/15/25	1,015,645	1,471,621
440,000	1.125%, 06/15/27(a)	444,362	470,956
640,000	Varonis Systems Inc., 1.250%, 08/15/25(a)	647,244	748,272
750,000	Workiva Inc., 1.125%, 08/15/26(a)	725,322	689,700
1,335,000	Zscaler Inc., 0.125%, 07/01/25(a)	1,357,439	1,370,258

		26,884,921	31,797,223

	Consumer Products — 1.0%
640,000	Farfetch Ltd., 3.750%, 05/01/27(a)	656,586	870,000
425,000	Under Armour Inc., 1.500%, 06/01/24(a)	425,000	483,059

		1,081,586	1,353,059

	Consumer Services — 2.0%
320,000	Callaway Golf Co., 2.750%, 05/01/26(a)	322,041	395,688
1,500,000	Extra Space Storage LP, 3.125%, 10/01/35(a)	1,509,311	1,603,471
270,000	Royal Caribbean Cruises Ltd., 4.250%, 06/15/23(a)	306,862	252,450

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Consumer Services (Continued)
$655,000	The Chefs’ Warehouse Inc., 1.875%, 12/01/24(a)	$655,000	$476,375

		2,793,214	2,727,984

	Diversified Industrial — 0.6%
600,000	Chart Industries Inc., 1.000%, 11/15/24(a)	601,575	634,025
105,000	Sea Ltd., 2.375%, 12/01/25(a)	105,000	145,997

		706,575	780,022

	Electronics — 1.4%
1,800,000	Knowles Corp., 3.250%, 11/01/21	1,835,498	1,928,340

	Energy and Utilities — 2.4%
1,800,000	Cheniere Energy Inc., 4.250%, 03/15/45	1,347,721	1,165,205
2,500,000	SunPower Corp., 4.000%, 01/15/23	2,326,909	2,030,923

		3,674,630	3,196,128

	Financial Services — 1.3%
535,000	Chimera Investment Corp., 7.000%, 04/01/23	569,776	782,447
955,000	GOL Equity Finance SA, 3.750%, 07/15/24(a)	1,034,726	473,322
344,000	LendingTree Inc., 0.625%, 06/01/22	346,781	517,233

		1,951,283	1,773,002

	Health Care — 13.8%
635,000	1Life Healthcare Inc., 3.000%, 06/15/25(a)	634,794	681,717
445,000	Coherus Biosciences Inc., 1.500%, 04/15/26(a)	448,856	498,222
1,000,000	Collegium Pharmaceutical Inc., 2.625%, 02/15/26	1,085,517	900,965
1,000,000	CONMED Corp., 2.625%, 02/01/24	1,015,107	1,051,581
	DexCom Inc.,
495,000	0.750%, 12/01/23	494,298	1,229,175
320,000	0.250%, 11/15/25(a)	320,000	329,197
1,635,000	Exact Sciences Corp., 0.375%, 03/15/27	1,691,886	1,701,956
125,000	Inovio Pharmaceuticals Inc., 6.500%, 03/01/24	125,000	622,890
1,500,000	Insulet Corp., 0.375%, 09/01/26(a)	1,495,058	1,645,400
800,000	Intercept Pharmaceuticals Inc., 2.000%, 05/15/26	752,568	581,920

Principal Amount		Cost	Market Value
$750,000	Invacare Corp., 4.500%, 06/01/22	$706,029	$641,250
640,000	Livongo Health Inc., 0.875%, 06/01/25(a)	747,515	764,591
608,000	Neurocrine Biosciences Inc., 2.250%, 05/15/24	622,730	1,017,018
1,000,000	Pacira BioSciences Inc., 2.375%, 04/01/22	1,016,678	1,093,705
750,000	Paratek Pharmaceuticals Inc., 4.750%, 05/01/24	707,499	612,550
850,000	PetIQ Inc., 4.000%, 06/01/26(a)	850,000	1,141,656
750,000	Retrophin Inc., 2.500%, 09/15/25	683,751	626,120
1,250,000	Supernus Pharmaceuticals Inc., 0.625%, 04/01/23	1,243,557	1,106,333
1,110,000	Tabula Rasa HealthCare Inc., 1.750%, 02/15/26(a)	1,165,317	1,141,482
1,030,000	Teladoc Health Inc., 1.250%, 06/01/27(a)	1,044,183	1,143,157

		16,850,343	18,530,885

	Hotels and Gaming — 0.4%
430,000	NCL Corp. Ltd., 6.000%, 05/15/24(a)	442,464	574,643

	Real Estate Investment Trusts — 1.4%
2,000,000	Arbor Realty Trust Inc., 4.750%, 11/01/22(a)	2,000,000	1,829,633

	Retail — 0.6%
640,000	National Vision Holdings Inc., 2.500%, 05/15/25(a)	648,280	766,761

	Semiconductors — 1.1%
105,000	Inphi Corp., 0.750%, 04/15/25(a)	105,000	126,533
500,000	Teradyne Inc., 1.250%, 12/15/23	531,528	1,342,726

		636,528	1,469,259

	Telecommunications — 5.8%
100,000	Gogo Inc., 6.000%, 05/15/22	100,000	70,336
1,500,000	Harmonic Inc., 2.000%, 09/01/24(a)	1,604,810	1,340,625
1,000,000	Infinera Corp., 2.500%, 03/01/27(a)	960,376	982,555
700,000	Liberty Latin America Ltd., 2.000%, 07/15/24(a)	700,000	557,813
750,000	Lumentum Holdings Inc., Ser. QIB, 0.500%, 12/15/26(a)	788,729	791,250

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS (Continued)
	Telecommunications (Continued)
$1,225,000	PagerDuty Inc., 1.250%, 07/01/25(a)	$1,226,227	$1,215,813
1,000,000	PAR Technology Corp., 2.875%, 04/15/26(a)	844,415	934,601
250,000	Twilio Inc., 0.250%, 06/01/23	250,609	776,943
1,250,000	Vocera Communications Inc., 1.500%, 05/15/23	1,356,303	1,215,197

		7,831,469	7,885,133

	Transportation — 0.7%
1,000,000	Atlas Air Worldwide Holdings Inc., 1.875%, 06/01/24	910,718	966,715

	TOTAL CONVERTIBLE CORPORATE BONDS	78,605,003	87,056,772

Shares
	CONVERTIBLE PREFERRED STOCKS — 2.7%
	Real Estate Investment Trusts — 2.3%
21,700	QTS Realty Trust Inc., 6.500%, Ser. B	2,140,572	3,083,353

	Telecommunications — 0.4%
12,000	Cincinnati Bell Inc., 6.750%, Ser. B	217,812	573,000

	TOTAL CONVERTIBLE PREFERRED STOCKS	2,358,384	3,656,353

	MANDATORY CONVERTIBLE SECURITIES (b) — 15.5%
	Automotive: Parts and Accessories — 1.2%
15,600	Aptiv plc, 5.500%, Ser. A, 06/15/23	1,575,964	1,603,368

	Diversified Industrial — 1.4%
11,000	Colfax Corp., 5.750%, 01/15/22	1,145,650	1,342,110
5,425	Stanley Black & Decker Inc., 5.250%, 11/15/22	556,420	485,429

		1,702,070	1,827,539

	Energy and Utilities — 6.3%
24,938	American Electric Power Co. Inc., 6.125%, 03/15/22	1,283,047	1,207,249
33,000	CenterPoint Energy Inc., 7.000%, Ser. B, 09/01/21	1,678,000	1,173,480

Shares		Cost	Market Value
9,250	Dominion Energy Inc., 7.250%, Ser. A, 06/01/22	$934,006	$937,395
25,300	DTE Energy Co., 6.250%, 11/01/22	1,273,005	1,070,696
2,060	Essential Utilities Inc., 6.000%, 04/30/22	103,000	116,472
	NextEra Energy Inc.,
32,325	4.872%, 09/01/22	1,588,312	1,569,055
17,400	5.279%, 03/01/23	848,250	738,630
	Sempra Energy,
5,163	6.000%, Ser. A, 01/15/21	526,300	504,580
5,000	6.750%, Ser. B, 07/15/21	509,073	491,300
16,900	The Southern Co., 6.750%, 08/01/22	848,710	744,614

		9,591,703	8,553,471

	Equipment and Supplies — 0.7%
750	Danaher Corp., 4.750%, Ser. A, 04/15/22	757,910	935,153

	Financial Services — 1.2%
1,115	2020 Cash Mandatory Exchangeable Trust, 5.250%, 06/01/23	1,141,700	1,140,143
430	2020 Mandatory Exchangeable Trust, 6.500%, 05/16/23	433,762	477,214

		1,575,462	1,617,357

	Health Care — 1.1%
12,060	Avantor Inc., 6.250%, Ser. A, 05/15/22	668,605	692,244
19,990	Elanco Animal Health Inc., 5.000%, 02/01/23	1,091,339	768,416

		1,759,944	1,460,660

	Real Estate Investment Trusts — 1.9%
1,727	Crown Castle International Corp., 6.875%, Ser. A, 08/01/20	1,800,421	2,565,096

	Semiconductors — 1.7%
2,085	Broadcom Inc., 8.000%, Ser. A, 09/30/22	2,162,593	2,323,420

	TOTAL MANDATORY CONVERTIBLE SECURITIES	20,926,067	20,886,064

	COMMON STOCKS — 11.5%
	Automotive: Parts and Accessories — 0.2%
3,500	Genuine Parts Co.	254,862	304,360

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — June 30, 2020 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Communications Equipment — 1.6%
8,113	American Tower Corp., REIT	$941,239	$2,097,535

	Computer Hardware — 0.2%
1,800	International Business Machines Corp.	159,709	217,386

	Computer Software and Services — 1.4%
8,987	Alibaba Group Holding Ltd., ADR†	1,344,455	1,938,496

	Consumer Products — 0.7%
14,000	Swedish Match AB	298,399	984,096

	Energy and Utilities — 0.2%
515,000	Bristow Group Inc., Escrow†(c)	0	0
1,000	Chevron Corp.	57,120	89,230
12,000	The AES Corp.	138,517	173,880

		195,637	263,110

	Equipment and Supplies — 0.0%
1,200	Mueller Industries Inc.	40,848	31,896

	Financial Services — 2.7%
2,500	American Express Co.	221,594	238,000
4,500	Bank of America Corp.	126,347	106,875
1,700	Citigroup Inc.	93,772	86,870
2,000	JPMorgan Chase & Co.	88,838	188,120
5,000	Julius Baer Group Ltd.	144,028	209,246
2,000	Morgan Stanley	64,227	96,600
9,000	State Street Corp.	413,587	571,950
20,000	The Bank of New York Mellon Corp.	533,344	773,000
9,500	The PNC Financial Services Group Inc.	496,575	999,495
14,000	Wells Fargo & Co.	429,273	358,400

		2,611,585	3,628,556

	Food and Beverage — 0.4%
6,000	Maple Leaf Foods Inc.	115,566	126,002
1,500	Pernod Ricard SA	130,352	236,018
1,500	Remy Cointreau SA	141,963	204,251

		387,881	566,271

	Health Care — 1.2%
2,000	Bristol-Myers Squibb Co	114,260	117,600
500,000	Elite Pharmaceuticals Inc.†	66,824	41,500
1,000	Johnson & Johnson	111,887	140,630
1,500	Merck & Co. Inc.	49,950	115,995
28,500	Roche Holding AG, ADR	705,354	1,236,330

		1,048,275	1,652,055

	Retail — 0.2%
800	Costco Wholesale Corp.	34,140	242,568

Shares		Cost	Market Value
	Telecommunications — 0.8%
1,000	Swisscom AG	$366,379	$523,405
10,000	Verizon Communications Inc.	461,829	551,300

		828,208	1,074,705

	Transportation — 0.1%
1,000	GATX Corp.	33,964	60,980

	Wireless Communications — 1.8%
22,566	T-Mobile US Inc.†	953,116	2,350,249

	TOTAL COMMON STOCKS	9,132,318	15,412,263

	RIGHTS — 0.0%
	Wireless Communications — 0.0%
22,566	T-Mobile US Inc., expire 07/27/20†	0	3,791

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 5.7%
$7,705,000	U.S. Treasury Bills, 0.050% to 0.164%††, 08/20/20 to 09/24/20	7,703,247	7,703,195

TOTAL INVESTMENTS — 100.0%		$118,725,019	134,718,438

Other Assets and Liabilities (Net)			407,475
PREFERRED STOCK (337,600 preferred shares outstanding)			(33,760,000)

NET ASSETS — COMMON STOCK (18,821,385 common shares outstanding)			$101,365,913

NET ASSET VALUE PER COMMON SHARE ($101,365,913 ÷ 18,821,385 shares outstanding)			$5.39

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Assets and Liabilities

June 30, 2020 (Unaudited)

Assets:
Investments, at value (cost $118,725,019)	$134,718,438
Foreign currency, at value (cost $596)	601
Cash	2,797
Deposit at brokers	50
Dividends and interest receivable	500,998
Deferred offering expense	238,934
Prepaid expenses	1,674

Total Assets	135,463,492

Liabilities:
Distributions payable	18,756
Payable for investment advisory fees	110,933
Payable for payroll expenses	21,700
Payable for accounting fees	11,250
Series E Cumulative Preferred Stock (4.00%, $100 liquidation value, $0.001 par value, 350,000 shares authorized with 337,600 shares issued and outstanding) (See Notes 2 and 5)	33,760,000
Other accrued expenses	174,940

Total Liabilities	34,097,579

Net Assets Attributable to Common Stockholders	$101,365,913

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	$85,702,247
Total distributable earnings	15,663,666

Net Assets	$101,365,913

Net Asset Value per Common Share:
($101,365,913 ÷ 18,821,385 shares outstanding at $0.001 par value; 998,000,000 shares authorized)	$5.39

Statement of Operations

For the Six Months Ended June 30, 2020 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $14,972)	$905,915
Interest	729,495

Total Investment Income	1,635,410

Expenses:
Investment advisory fees	667,217
Interest expense on preferred stock	694,076
Stockholder communications expenses	47,106
Directors’ fees	40,528
Payroll expenses	38,477
Legal and audit fees	35,123
Stockholder services fees	28,559
Accounting fees	22,500
Shelf registration expense	16,169
Custodian fees	7,726
Interest expense	106
Miscellaneous expenses	44,627

Total Expenses	1,642,214

Less:
Expenses paid indirectly by broker (See Note 3)	(1,012)

Net Expenses	1,641,202

Net Investment Loss	(5,792)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	4,920,245
Net realized gain on foreign currency transactions	236

Net realized gain on investments and foreign currency transactions	4,920,481

Net change in unrealized appreciation/depreciation:
on investments	(5,878,545)
on foreign currency translations	181

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(5,878,364)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(957,883)

Net Decrease in Net Assets Attributable to Common Stockholders Resulting from Operations	$(963,675)

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Operations:
Net investment income/(loss)	$(5,792)	$1,188,946
Net realized gain on investments and foreign currency transactions	4,920,481	8,528,052
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(5,878,364)	16,444,591

Net Increase/(Decrease) in Net Assets Resulting from Operations	(963,675)	26,161,589

Distributions to Preferred Stockholders	—	(1,275,360)

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	(963,675)	24,886,229

Distributions to Common Stockholders:
Accumulated earnings	(4,517,132)*	(8,396,913)
Return of capital	—	(606,699)

Total Distributions to Common Stockholders	(4,517,132)	(9,003,612)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	—	360,817
Offering costs for common shares charged to paid-in capital	—	58,236

Net Increase in Net Assets from Fund Share Transactions	—	419,053

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders	(5,480,807)	16,301,670

Net Assets Attributable to Common Stockholders:
Beginning of year	106,846,720	90,545,050

End of period	$101,365,913	$106,846,720

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2020 (Unaudited)

Net decrease in net assets attributable to common stockholders resulting from operations	$(963,675)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities.	(40,662,401)
Proceeds from sales of long term investment securities	43,341,743
Net purchases of short term investment securities	3,442,088
Net realized gain on investments	(4,920,245)
Net change in unrealized appreciation/depreciation on investments	5,878,545
Net amortization of discount	19,918
Increase in receivable for investments sold.	212,081
Decrease in dividends and interest receivable	73,460
Decrease in deferred offering expense	16,169
Increase in prepaid expenses	(359)
Increase in payable for investments purchased	(1,748,749)
Decrease in distributions payable	(688)
Increase in payable for investment advisory fees	2,925
Decrease in payable for payroll expenses	(7,395)
Increase in other accrued expenses	63,485

Net cash provided by operating activities:	4,746,902

Net decrease in net assets resulting from financing activities:
Distributions to Common Stockholders.	(4,517,132)
Redemption of Series E 4.000% Cumulative Preferred Stock	(1,240,000)

Net cash provided used in financing activities	(5,757,132)

Net decrease in cash	(1,010,230)

Cash (including foreign currency):
Beginning of year	1,013,678

End of period	$3,448

Supplemental disclosure of cash flow information:
Interest paid on preferred stock	$694,764
Interest paid on bank overdrafts	$106

The following table provides a reconciliation of cash, cash held at broker, and foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2020:

Cash	$2,797
Foreign currency, at value	601
Cash held at broker	50

$3,448

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended
	June 30, 2020	Year Ended December 31,
	(Unaudited)	2019	2018	2017	2016	2015
Operating Performance:
Net asset value, beginning of year	$5.68	$4.83	$5.57	$5.30	$5.30	$6.09

Net investment income	0.03	0.06	0.09	0.09	0.12	0.07
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	0.16	1.34	(0.22)	0.77	0.39	(0.28)

Total from investment operations	0.19	1.40	(0.13)	0.86	0.51	(0.21)

Distributions to Preferred Stockholders: (a)
Net investment income	—	(0.01)	(0.02)	(0.03)	(0.03)	(0.01)
Net realized gain	—	(0.06)	(0.07)	(0.08)	(0.07)	(0.09)

Total distributions to preferred stockholders	—	(0.07)	(0.09)	(0.11)	(0.10)	(0.10)

Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	0.19	1.33	(0.22)	0.75	0.41	(0.31)

Distributions to Common Stockholders:
Net investment income	(0.05)*	(0.08)	(0.10)	(0.12)	(0.10)	(0.05)
Net realized gain	(0.43)*	(0.37)	(0.38)	(0.36)	(0.30)	(0.32)
Return of capital	—	(0.03)	—	—	(0.01)	(0.11)

Total distributions to common stockholders	(0.48)	(0.48)	(0.48)	(0.48)	(0.41)	(0.48)

Fund Share Transactions:
Decrease in net asset value from common share transactions	—	—	—	—	—	(0.00	)(b)
Decrease in net asset value from common shares issued in rights offering	—	—	(0.02)	—	—	—
Increase in net asset value from common shares issued upon reinvestment of distributions	—	—	0.00 (b)	—	—	—
Offering costs for common shares charged to paid-in capital	—	0.00 (b)	(0.02)	—	—	—

Total Fund share transactions	—	0.00 (b)	(0.04)	—	—	(0.00	)(b)

Net Asset Value Attributable to Common Stockholders, End of Period	$5.39	$5.68	$4.83	$5.57	$5.30	$5.30

NAV total return †	(0.20)%	28.40%	(5.08)%	14.59%	8.34%	(5.39)%

Market value, end of period	$5.12	$5.85	$4.39	$5.90	$4.69	$4.78

Investment total return ††	(8.03)%	45.68%	(14.12)%	37.53%	6.97%	(14.18)%

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended
	June 30, 2020		Year Ended December 31,
	(Unaudited)		2019		2018	2017	2016		2015
Ratios to Average net assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$135,126		$141,847		$114,684	$103,445	$98,733		$98,742
Net assets attributable to common shares, end of period (in 000’s)	$101,366		$106,847		$90,545	$ 79,306	$74,594		$74,603
Ratio of net investment income (loss) to average net assets attributable to common shares before preferred share distributions	(0.01	)%(c)	1.17%		1.37%	1.56%	2.37%		1.19%
Ratio of operating expenses to average net assets attributable to common shares before fees waived (d)(e)	3.32	%(c)(f)	2.06	%(f)	1.89%	1.96%	1.95	%(g)(h)	1.88	%(g)
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (d)(i)	3.32	%(c)(f)	2.06	%(f)	1.60%	1.96%	1.95	%(g)(h)	1.59	%(g)
Portfolio turnover rate	26%		45%		42%	27%	71%		24%
Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of period (in 000’s)	—		—		$ 24,139	$ 24,139	$24,139		$24,139
Total shares outstanding (in 000’s)	—		—		966	966	966		966
Liquidation preference per share	—		—		$ 25.00	$ 25.00	$ 25.00		$ 25.00
Average market value (j)	—		—		$ 25.91	$ 26.45	$ 26.52		$ 25.81
Asset coverage per share	—		—		$ 118.78	$ 107.14	$102.26		$102.26
4.000% Series E Preferred
Liquidation value, end of period (in 000’s)	$ 33,760		$ 35,000		—	—	—		—
Total shares outstanding (in 000’s)	338		350		—	—	—		—
Liquidation preference per share	$ 100.00		$ 100.00		—	—	—		—
Average market value (k)	$ 100.00		$ 100.00		—	—	—		—
Asset coverage per share	$ 400.25		$ 405.28		—	—	—		—
Asset Coverage	400%		405%		475%	429%	409%		409%

†

Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented there was no impact on the expense ratios.
(e)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the six months ended June 30, 2020 and years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 2.46%, 1.61%, 1.47%, 1.50%, 1.46%, and 1.46%, respectively.

(f)	The Fund incurred interest expense on the Series E Preferred Shares issued October 16, 2019. (see Footnotes 2 and 5).
(g)

The Fund incurred dividend expenses on securities sold short. If this expense had not been incurred, the expense ratios for the year ended December 31, 2015 would have been 1.87% attributable to common shares before fees waived, 1.57% attributable to common shares net of advisory fee reduction, 1.44% including liquidation value of preferred shares before fees waived, and 1.22% including liquidation value of preferred shares net of advisory fee reduction. For the year ended December 31, 2016, the impact was minimal.

(h)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the expenses ratios would have been 1.69% attributable to common shares before fees waived, 1.69% attributable to common shares net of advisory fee reduction, 1.26% including liquidation value of preferred shares before fees waived, and 1.26% including liquidation value of preferred shares net of advisory fee reduction.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

(i)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the six months ended June 30, 2020 and years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 2.46%, 1.61%, 1.24%, 1.50%, 1.46%, and 1.23%, respectively.

(j)	Based on weekly prices.
(k)

The Series E Preferred is a private placement and is not listed on an exchange, nor does the Fund expect a secondary market to develop. The average market price shown is the $100 liquidation preference of the Series E Preferred.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Convertible and Income Securities Fund Inc. is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as a diversified open-end management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. At a special meeting of stockholders held on February 17, 1995, the Board of Directors (the Board) voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2020 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/20
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$87,056,772	—	$87,056,772
Convertible Preferred Stocks (a)	$3,656,353	—	—	3,656,353
Mandatory Convertible Securities (a)	19,268,707	1,617,357	—	20,886,064
Common Stocks:
Energy and Utilities	263,110	—	$0	263,110
Other Industries (a)	15,149,153	—	—	15,149,153
Total Common Stock	15,412,263	—	0	15,412,263
Rights (a)	3,791	—	—	3,791
U.S. Government Obligations	—	7,703,195	—	7,703,195
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$38,341,114	$96,377,324	$0	$134,718,438

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2020, the Fund did not have material transfers into or out of Level 3.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2020, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the six months ended June 30, 2020, the Fund held no investments in equity contract for difference swap agreements.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At June 30, 2020, there were no short sales outstanding.

Series E Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. As of June 30, 2020, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to stockholders of the Fund’s 4.000% Series E Cumulative Preferred Stock (Series E Preferred) are recorded on a daily basis and are determined as described in Note 5.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2019 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,326,549	$353,366
Net long term capital gains.	6,070,364	921,994
Return of capital	606,699	—

Total distributions paid	$9,003,612	$1,275,360

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2020:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$118,801,082	$21,640,477	$(5,723,121)	$15,917,356

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2020, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2020, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of its average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2020, the Fund paid $3,119 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2020, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,012.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon,

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2020, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2020, the Fund accrued $38,477 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $750 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2020, other than short term securities and U.S. Government obligations, aggregated $32,763,873 and $35,390,756, respectively. Purchases and sales of U.S. Government Obligations during the six months ended June 30, 2020, aggregated $28,601,679 and $32,043,767, respectively.

5. Capital. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2020 and year ended December 31, 2019, the Fund did not repurchase any shares of its common stock in the open market.

For the six months ended June 30, 2020 and year ended December 31, 2019, transactions in common stock were as follows:

	Six Months Ended June 30, 2020 (Unaudited)		Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	—	—	63,861	$360,817

Net increase.	—	—	63,861	$360,817

The Fund’s Articles of Incorporation authorize the issuance of up to 1,995,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series E Preferred at a redemption price of $100 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

On March 18, 2003, the Fund received net proceeds of $23,994,241 after underwriting discounts of $787,500 and offering expenses of $218,259 from the public offering of 1,000,000 shares of Series B Preferred. On November 18, 2019, the Fund redeemed and retired all of the remaining outstanding shares of Series B Preferred.

On October 16, 2019, the Fund issued 350,000 shares of Series E 4.00% Cumulative Preferred Stock (Series E Preferred), receiving $34,900,000 after the deduction of estimated offering expenses of $100,000. The Series E has a liquidation value of $100 per share and an annual dividend rate of 4.00%. The Series E Preferred is subject to mandatory redemption by the Fund on October 16, 2023. At June 30, 2020, 337,600 shares of Series E Preferred were outstanding and accrued dividends amounted to $18,756.

From April 16, 2020 to October 15, 2020 (the First Put Period), the Fund will accept for redemption, in aggregate, up to 10% of the outstanding Series E Preferred. From October 16, 2020 to October 15, 2021 (the Second Put Period), the Fund will accept for redemption, in aggregate, up to 20% of the outstanding Series E Preferred, with the number of outstanding Series E Preferred determined as of October 16, 2020. A Series E Preferred stockholder may, after notice to the Fund 30 days prior to the respective put period, submit one redemption request for part or all of such holdings in each put period, subject to the respective foregoing percentage limitations. The Fund will redeem such Shares at the liquidation preference plus any accumulated and unpaid dividends. If the capacity limitations for the First Put Period or the Second Put Period are exceeded, the Fund will redeem the Series E Preferred on a pro rata basis.

During the period from October 16, 2021 to October 15, 2022 (the Third Put Period), a Series E Preferred stockholder may, with notice 45 days prior to the Fund, submit part or all of such Shares without limitation for redemption at the liquidation preference plus any accumulated and unpaid dividends.

On October 16, 2023, the Fund will redeem any Series E Preferred not previously liquidated at the liquidation preference plus any accumulated and unpaid dividends.

The proceeds from the issuance of the Series E Preferred were used to redeem all of the 965,548 remaining 6.000% Series B Preferred Shares on November 18, 2019 at the liquidation value of $24,138,700, or $25 per share plus accrued and unpaid dividends.

On May 17, 2020, 12,400 of the Series E were put back to the Fund at their liquidation value of $100 per share plus accrued and unpaid dividends.

The Fund has an effective shelf registration authorizing an additional $100 million of common or preferred stock.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Unaudited) (Continued)

and, under certain circumstances, are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Convertible Securities Concentration. The Fund will invest at least 80% of its net assets, under normal market conditions, in a combination of convertible securities and income producing securities (the 80% Policy). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without stockholder approval. However, the Fund has adopted a policy to provide stockholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

Stockholder Meeting – May 11, 2020 – Final Results

The Fund’s Annual Meeting of Stockholders was held virtually on May 11, 2020. At that meeting, common and preferred stockholders, voting together as a single class, re-elected Vincent D. Enright, Anthonie C. van Ekris, and Salvatore J. Zizza as Directors of the Fund, with 14,039,123 votes, 13,994,946 votes, and 13,986,314 votes cast in favor of these Directors, and 457,522 votes, 501,698 votes, and 510,330 votes withheld for these Directors, respectively.

In addition, preferred stockholders, voting as a separate class, re-elected Anthony S. Colavita as a Director of the Fund, with 62,200 votes cast in favor of this Director and no votes withheld for this Director.

Mario J. Gabelli, John Birch, E. Val Cerutti, Thomas H, Dinsmore, Leslie F. Foley, Daniel D. Harding, Michael J. Melarkey, Kuni Nakamura, and Werner J. Roeder continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

Board Consideration and Re-Approval of Investment Advisory Contract (Unaudited)

At its meeting on May 13, 2020, the Board of Directors (Board) of the Fund approved the continuation of the investment advisory contract with the Adviser for the Fund on the basis of the recommendation by the directors who are not “interested persons” of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, stockholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance. The Independent Board Members reviewed the performance of the Fund for the one, three, five, and ten year periods ended March 31, 2020 against a peer group of convertible and total return income oriented funds selected by the Adviser (the Adviser Peer Group) and against a peer group consisting of funds in the Fund’s Lipper category (the Lipper Peer Group). The Independent Board Members noted that the Fund’s performance for these periods generally ranked above or near the median relative to the Adviser Peer Group, but above the median relative to the Lipper Peer Group for the one year, three year, and five year periods, but below the median for the ten year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without such charge. The Board also reviewed materials showing that a portion of the Fund’s portfolio transactions was executed by the Adviser’s affiliated broker, resulting in incremental profits to the broker.

Economies of Scale. The Independent Board Members considered the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale. The Independent Board Members noted that the Fund was a closed-end fund and unlikely to realize any economies of scale potentially available through growth in the absence of additional offerings.

Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund with similar expense ratios of the Adviser Peer Group and the Lipper Peer Group and noted that the advisory fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratios were above average and the Fund’s size was below average within the applicable peer groups. The Independent Board Members noted that the advisory fee reflected by Lipper is the aggregate fee paid by a fund (including fees attributable to both common and preferred shares) as a percentage of the assets attributable to common shares, which results in the calculation of a higher advisory fee percentage than the stated contractual fee for any funds employing leverage. The Independent Board Members were presented with information comparing the advisory fee to the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record within its relatively conservative

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

Board Consideration and Re-Approval of Investment Advisory Contract (Unaudited) (Continued)

stance. The Independent Board Members also concluded that the Fund’s expense ratios were acceptable in light of the Fund’s size, and that, in part due to the Fund’s structure as a closed-end fund, economies of scale were not a significant factor in their thinking. The Independent Board Members concluded that the Fund’s performance and advisory fees were broadly in line with peer funds. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Convertible and Income Securities Fund Inc. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund stockholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●  Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●  Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a BS in Economics from the Wharton School of Business and an MA degree in Economics from Fairleigh Dickinson University.

Jane D. O’Keeffe joined Gabelli Funds, LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Previously Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. Prior to joining Dinsmore Capital Management, Ms. O’Keeffe held positions of increasing responsibilities at IDS Progressive Fund, Soros Fund Management Company, Simms Capital Management, and Fiduciary Trust International. She earned a BA from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed-End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGCVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

THE GABELLI CONVERTIBLE AND

INCOME SECURITIES FUND INC.

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

John Birch

Partner,

The Cardinal Partners Global

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony S. Colavita

President,

Anthony S. Colavita, P.C.

Thomas H. Dinsmore, CFA

Portfolio Manager,

Gabelli Funds LLC

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

Leslie F. Foley

Attorney

Daniel D. Harding

Managing General Director,

Global Equity Income Fund

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Laurissa M. Martire

Vice President & Ombudsman

Bethany A. Uhlein

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GCV Q2/2020

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 01/01/2020 through 01/31/2020	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,821,385 Preferred Series E – 350,000

Month #2 02/01/2020 through 02/29/2020	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,821,385 Preferred Series E – 350,000
Month #3 03/01/2020 through 03/31/2020	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,821,385 Preferred Series E – 350,000
Month #4 04/01/2020 through 04/30/2020	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,821,385 Preferred Series E – 337,600
Month #5 05/01/2020 through 05/31/2020	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,821,385 Preferred Series E – 337,600
Month #6 06/01/2020 through 06/30/2020	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – 18,821,385 Preferred Series E – 337,600
Total	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	Common – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $100.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Convertible and Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	September 4, 2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 4, 2020

* Print the name and title of each signing officer under his or her signature.